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                                                               EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No.1 to the Registration Statement on Form S-3 (No. 33-62353) of The Grand Union Company ("the Company") of our report dated June 16, 1995 appearing on page F-1 of the Company's Annual Report on Form 10-K for the fiscal year ended April 1, 1995.




Price Waterhouse LLP
New York, New York
February 29, 1996